Exhibit 4.2

Exhibit 4.2 DUPLICATE Number: BC0951528 — BRITISH COLUMBIA CERTIFICATE OF INCORPORATION BUSINESS CORPORA T/ONS ACT I Hereby Certify that GRANITE REIT INC./FPI GRANITE INC. was incorporated under the Business Corporations Act on September 28, 2012 at 02:02 PM Pacific Time. Issued under my hand at Victoria, British Columbia On September 28, 2012 CAROL PREST Registrar of Companies Province of British Columbia Canada

…d Time: April 17, 2015 02:09 PM Pacific Time

BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: January 8, 2013 02:00 PM Pacific Time

Incorporation Number: **BC0951528**

Recognition Date and Time: *Incorporated on September 28, 2012 02:02 PM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

GRANITE REIT INC./FPI GRANITE INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, PO BOX 49314
VANCOUVER BC V7X 1L3
CANADA

Delivery Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, PO BOX 49314
VANCOUVER BC V7X 1L3
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, PO BOX 49314
VANCOUVER BC V7X 1L3
CANADA

Delivery Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, PO BOX 49314
VANCOUVER BC V7X 1L3
CANADA

BC0951528 Page: 1 of 3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Brody, Michael

Mailing Address:
77 KING STREET WEST, SUITE 4010
P.O. BOX 159, TORONTO-DOMINION CENTRE
TORONTO ON M5K 1H1
CANADA

Delivery Address:
77 KING STREET WEST, SUITE 4010
P.O. BOX 159, TORONTO-DOMINION CENTRE
TORONTO ON M5K 1H1
CANADA

Last Name, First Name, Middle Name:
Oran, Scott I.

Mailing Address:
77 KING STREET WEST, SUITE 4010
P.O. BOX 159, TORONTO-DOMINION CENTRE
TORONTO ON M5K 1H1
CANADA

Delivery Address:
77 KING STREET WEST, SUITE 4010
P.O. BOX 159, TORONTO-DOMINION CENTRE
TORONTO ON M5K 1H1
CANADA

Last Name, First Name, Middle Name:
Miller, Gerald J.

Mailing Address:
77 KING STREET WEST, SUITE 4010
P.O. BOX 159, TORONTO-DOMINION CENTRE
TORONTO ON M5K 1H1
CANADA

Delivery Address:
77 KING STREET WEST, SUITE 4010
P.O. BOX 159, TORONTO-DOMINION CENTRE
TORONTO ON M5K 1H1
CANADA

Last Name, First Name, Middle Name:
Gilbertson, Barry

Mailing Address:
77 KING STREET WEST, SUITE 4010
P.O. BOX 159, TORONTO-DOMINION CENTRE
TORONTO ON M5K 1H1
CANADA

Delivery Address:
77 KING STREET WEST, SUITE 4010
P.O. BOX 159, TORONTO-DOMINION CENTRE
TORONTO ON M5K 1H1
CANADA

Last Name, First Name, Middle Name:
Voorheis, G. Wesley

Mailing Address:
77 KING STREET WEST, SUITE 4010
P.O. BOX 159, TORONTO-DOMINION CENTRE
TORONTO ON M5K 1H1
CANADA

Delivery Address:
77 KING STREET WEST, SUITE 4010
P.O. BOX 159, TORONTO-DOMINION CENTRE
TORONTO ON M5K 1H1
CANADA

Last Name, First Name, Middle Name:
Heslip, Thomas

Mailing Address:
77 KING STREET WEST, SUITE 4010
P.O. BOX 159, TORONTO-DOMINION CENTRE
TORONTO ON M5K 1H1
CANADA

Delivery Address:
77 KING STREET WEST, SUITE 4010
P.O. BOX 159, TORONTO-DOMINION CENTRE
TORONTO ON M5K 1H1
CANADA

BC0951528 Page: 2 of 3

t st Name, First Name, Middle Name: Dey, Peter Mailing Address: Delivery Address: 77 KING STREET WEST, SUITE 4010 77 KING STREET WEST, SUITE 4010 P.O. BOX 159, TORONTO-DOMINION CENTRE P.O. BOX 159, TORONTO-DOMINION CENTRE TORONTO ON M5K1H1 TORONTO ON M5K1H1 CANADA CANADA RESOLUTION DATES: Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares: December 20, 2012 December 31 , 2012 AUTHOR~EDSHARESTRUCTURE 1. No Maximum Common Shares Without Par Value With Special Rights or Restrictions attached BC0951528 Page: 3 of 3

Date and Time: January 4, 2013 01:44 PM Pacific Time

BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
250 356-8626

Notice of Alteration

FORM 11
BUSINESS CORPORATIONS ACT
Section 257

Filed Date and Time:	**January 4, 2013 01:44 PM Pacific Time**
Alteration Date and Time:	**Notice of Articles Altered on January 4, 2013 01:44 PM Pacific Time**

NOTICE OF ALTERATION

Incorporation Number:
.C0951528

Name of Company:
GRANITE REIT INC./FPI GRANITE INC.

ALTERATION EFFECTIVE DATE:

The alteration is to take effect at the time that this application is filed with the Registrar.

ADD A RESOLUTION DATE:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

New Resolution Date:
December 31, 2012

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value With Special Rights or Restrictions attached

BC0951528 Page: 1 of 1

BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal Property Registries
www.fin.gov.bc.ca/registries

NOTICE OF ALTERATION

FORM 11 – BC COMPANY

Section 257 (4) *Business Corporations Act*

Telephone: 250 356 – 8626

DO NOT MAIL THIS FORM to the Corporate and Personal Property Registries unless you are instructed to do so by registry staff. The Regulation under the *Business Corporations Act* requires this form to be filed on the Internet at www.corporateonline.gov.bc.ca

Freedom of Information and Protection of Privacy Act (FIPPA)
The personal information requested on this form is made available to the public under the authority of the *Business Corporations Act*. Questions about how the *FIPPA* applies to this personal information can be directed to the Administrative Assistant of the Corporate and Personal Property Registries at 250 356-1198, PO Box 9431 Stn Prov Govt, Victoria BC V8W 9V3.

A. INCORPORATION NUMBER OF COMPANY

BC0951528

B. NAME OF COMPANY

GRANITE REIT INC./FPI GRANITE INC.

C. ALTERATIONS TO THE NOTICE OF ARTICLES

Please indicate what information on the Notice of Articles is to be altered or added

- ☐ Company name
- ☐ A translation of company name
- ☐ Pre-existing Company Provisions
- ☑ Date of a Resolution or Court Order **(applies to special rights or restrictions only)**
- ☑ Authorized Share Structure

D. ALTERATION EFFECTIVE DATE – *Choose one of the following:*

☑ The alteration is to take effect at the time that this notice is filed with the registrar.

☐ The alteration is to take effect at 12:01 a.m. Pacific Time on ______________ being a date that is not more than ten days after the date of the filing of this notice.

☐ The alteration is to take effect at ____________ ☐ a.m. or ☐ p.m. Pacific Time on __________ being a date and time that is not more than ten days after the date of the filing of this notice.

E. CHANGE OF COMPANY NAME

The company is to change its name from ____

to *(choose **one** of the following):*

☐ ____. This name has been reserved for the company under name reservation number ________________ or

☐ a name created by adding "B.C. Ltd." after the incorporation number of the company.

F. TRANSLATION OF COMPANY NAME

Set out every new translation of the company name, or set out any change or deletion of an existing translation of the company name to be used outside of Canada.

Additions: Set out every new translation of the company name that the company intends to use outside of Canada.

Rev. 2004/7/27
FORM 11 – Leitch Systems Design Inc. – Approved September 3, 2004
Adapted and reprinted with permission of the Province of British Columbia – © 2004
50832671.1

Page 1

Changes: Change the following translation(s) of the company name: PREVIOUS TRANSLATION OF THE COMPANY NAME I NEW TRANSlATION OF THE COMPANY NAME —————————————————-~——————-· Deletions: Remove the following translation(s) of the company name: G. PRE-EXISTING COMPANY PROVISIONS (refer to Part 17 and Table 3 of the Regulation under the Business Corporations Act) Complete this item only If the company has resolved that none of the Pre-existing Company Provisions are to apply to this company. 0 The company has resolved that the Pre-existing Company Provisions are no longer to apply to this company. H. AUTHORIZED SHARE STRUCTURE Set out the date of each resol ution or court order altering special rights or restrictions attached to a class or series of shares. YYYY /MM/ DO :}.t;;J. /i.2./31_j Set out the new authorized share structure Maximum number of shares of this class or Are there special nghts or series of shares that the Kmd of shares of this class restrictions attached to company is authorized to or series of shares the shares of this class or tssue, or tndicate there IS series <>f shares? no maximum number MAXIMUM NUMBER OF Identifying name of class PAR VALUE OR WITHOUT SHARES AUTHORIZEO OR TYPE OF CURRENCY YESINO or series of shares NO MAXIMUM NUMBER PAR VALUE No maximum Common number without par value n/a Yes I. CERTIFIED CORRECT -I have read this form and found it to be correct. DATE SIGNED NAME OF AUTHORIZED SIGNING AUTHORITY SIGNATURE OF AUTHORIZED SIGNING FOR THE COMPANY AUTHORITY FOR THE COMPANY YYYY/MM/00 X~ Rev 2004/7/2 7 FORM 11- Leuch Systems Design tnc—Approved Septemoer 3, 2004 Page 2 Adapted and reprinted Wt!ll permrsskln ol the Provmce of Srihsh Columbra—    2004 50832671.1

Date and Time: December 21, 2012 03:05PM Pacific Time Mailing Address: Location: BC Registry PO Box 9431 Stn Prov Govt 2nd Floor—940 Blanshard Street Services Victoria BC VBW 9V3 Victoria BC www.corporateonline.gov.bc.ca 250 356-8626 Notice of Alteration FORM 11 BUSINESS CORPORATIONS ACT Section 257 Filed Date and Time: December 21, 2012 03:05 PM Pacific Time Alteration Date and Time: Notice of Articles Altered on December 21, 2012 03:05PM Pacific Time NOTICE OF ALTERATION Incorporation Number: Name of Company: .. ;0951528 GRANITE REIT INC./FPI GRANITE INC. ALTERATION EFFECTIVE DATE: The alteration is to take effect at the time that this application is filed with the Registrar. ADD A RESOLUTION DATE: Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares: New Resolution Date: December 20, 2012 BC0951528 Page: 1 of 1

BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal Property Registries
www.fin.gov.bc.ca/registries

NOTICE OF ALTERATION

FORM 11 – BC COMPANY

Section 257 (4) *Business Corporations Act*

Telephone: 250 356 – 8626

Freedom of Information and Protection of Privacy Act (FIPPA)
The personal information requested on this form is made available to the public under the authority of the *Business Corporations Act*. Questions about how the *FIPPA* applies to this personal information can be directed to the Administrative Assistant of the Corporate and Personal Property Registries at 250 356-1198, PO Box 9431 Stn Prov Govt, Victoria BC V8W 9V3.

DO NOT MAIL THIS FORM to the Corporate and Personal Property Registries unless you are instructed to do so by registry staff. The Regulation under the *Business Corporations Act* requires this form to be filed on the Internet at www.corporateonline.gov.bc.ca

A. INCORPORATION NUMBER OF COMPANY

BC0951528

B. NAME OF COMPANY

GRANITE REIT INC./FPI GRANITE INC.

C. ALTERATIONS TO THE NOTICE OF ARTICLES

Please indicate what information on the Notice of Articles is to be altered or added

- ☐ Company name
- ☐ A translation of company name
- ☐ Pre-existing Company Provisions
- ☑ Date of a Resolution or Court Order **(applies to special rights or restrictions only)**
- ☐ Authorized Share Structure

D. ALTERATION EFFECTIVE DATE – *Choose **one** of the following:*

☑ The alteration is to take effect at the time that this notice is filed with the registrar.

☐ The alteration is to take effect at 12:01 a.m. Pacific Time on ________________ being a date that is not more than ten days after the date of the filing of this notice.

☐ The alteration is to take effect at ____________ ☐ a.m. or ☐ p.m. Pacific Time on _________ being a date and time that is not more than ten days after the date of the filing of this notice.

E. CHANGE OF COMPANY NAME

The company is to change its name from ____

to *(choose **one** of the following)*:

☐ ____. This name has been reserved for the company under name reservation number ________________ or

☐ a name created by adding "B.C. Ltd." after the incorporation number of the company.

F. TRANSLATION OF COMPANY NAME

Set out every new translation of the company name, or set out any change or deletion of an existing translation of the company name to be used outside of Canada.

Additions: Set out every new translation of the company name that the company intends to use outside of Canada.

Rev. 2004/7/27
FORM 11 – Leitch Systems Design Inc. – Approved September 3, 2004
Adapted and reprinted with permission of the Province of British Columbia – © 2004
Page 1
50832739.1

Changes: Change the following translation(s) of the company name:

PREVIOUS TRANSLATION OF THE COMPANY NAME	NEW TRANSLATION OF THE COMPANY NAME

Deletions: Remove the following translation(s) of the company name:

G. PRE-EXISTING COMPANY PROVISIONS (refer to Part 17 and Table 3 of the Regulation under the *Business Corporations Act*)

Complete this item only if the company has resolved that none of the Pre-existing Company Provisions are to apply to this company.

☐ The company has resolved that the Pre-existing Company Provisions are no longer to apply to this company.

H. AUTHORIZED SHARE STRUCTURE

Set out the date of each resolution or court order altering special rights or restrictions attached to a class or series of shares.

YYYY / MM / DD

2012 / 12 / 20

Set out the new authorized share structure

Identifying name of class or series of shares	Maximum number of shares of this class or series of shares that the company is authorized to issue, or indicate there is no maximum number	Kind of shares of this class or series of shares		Are there special rights or restrictions attached to the shares of this class or series of shares?
	MAXIMUM NUMBER OF SHARES AUTHORIZED OR NO MAXIMUM NUMBER	PAR VALUE OR WITHOUT PAR VALUE	TYPE OF CURRENCY	YES/NO
Common	No maximum number	without par value	n/a	Yes
Non-Voting	No maximum number	without par value	n/a	Yes

I. CERTIFIED CORRECT – I have read this form and found it to be correct.

NAME OF AUTHORIZED SIGNING AUTHORITY FOR THE COMPANY	SIGNATURE OF AUTHORIZED SIGNING AUTHORITY FOR THE COMPANY	DATE SIGNED YYYY/MM/DD
Jennifer Tindale	X [signature]	2012/12/20

Rev. 2004/7/27
FORM 11 – Leitch Systems Design Inc. – Approved September 3, 2004
Adapted and reprinted with permission of the Province of British Columbia – © 2004
50832739.1

Page 2

Date and Time: September 28, 2012 02:05 PM Pacific Time

BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: September 28, 2012 02:02 PM Pacific Time

Incorporation Number: **BC0951528**

Recognition Date and Time: *Incorporated on September 28, 2012 02:02 PM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

GRANITE REIT INC./FPI GRANITE INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, PO BOX 49314
VANCOUVER BC V7X 1L3
CANADA

Delivery Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, PO BOX 49314
VANCOUVER BC V7X 1L3
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, PO BOX 49314
VANCOUVER BC V7X 1L3
CANADA

Delivery Address:
SUITE 2600, THREE BENTALL CENTRE
595 BURRARD STREET, PO BOX 49314
VANCOUVER BC V7X 1L3
CANADA

BC0951528 Page: 1 of 2

DIRECTOR INFORMATION .... ast Name, First Name, Middle Name: lindale, Jennifer Mailing Address: Delivery Address: 77 KING STREET WEST, SUITE 4010 77 KING STREET WEST, SUITE 4010 P.O. BOX 159, TORONTO-DOMINION CENTRE P.O. BOX 159, TORONTO-DOMINION CENTRE TORONTO ON M5K1H1 TORONTO ON M5K1H1 CANADA CANADA AUTHORIZED SHARE STRUCTURE 1. No Maximum Common Shares Without Par Value With Special Rights or Restrictions attached 2. No Maximum Non-Voting Shares Without Par Value With Special Rights or Restrictions attached BC0951528 Page: 2 of 2

BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
250 356-8626

Incorporation Application

FORM 1
BUSINESS CORPORATIONS ACT
Section 10

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

FILING DETAILS:	*Incorporation Application for:* **GRANITE REIT INC./FPI GRANITE INC.**
	Incorporation Number: **BC0951528**
Filed Date and Time:	**September 28, 2012 02:02 PM Pacific Time**
Recognition Date and Time:	**Incorporated on September 28, 2012 02:02 PM Pacific Time**

INCORPORATION APPLICATION

Name Reservation Number:	**Name Reserved:**
NR1026339	GRANITE REIT INC./FPI GRANITE INC.

INCORPORATION EFFECTIVE DATE:

The incorporation is to take effect at the time that this application is filed with the Registrar.

INCORPORATOR INFORMATION

Corporation or Firm Name:
Granite Real Estate Inc.

Mailing Address:
77 KING STREET WEST, SUITE 4010
P.O. BOX 159, TORONTO-DOMINION CENTRE
TORONTO ON M5K 1H1
CANADA

BC0951528 Page: 1 of 3

COMPLETING PARTY ;t Name, First Name, Middle Name: Mailing Address: Fitzpatrick, Jill SUITE 2600, THREE BENTALL CENTRE P.O. BOX 49314, 595 BURRARD STREET VANCOUVER BC V7X 1L3 CANADA Completing Party Statement I, Jill Fitzpatrick, the completing party, have examined the articles and the incorporation agreement applicable to the company that is to be incorporated by the filing of the Incorporation Application and confirm that: a) the Articles and the Incorporation Agreement both contain a signature line for each person identified as an incorporator in the Incorporation Application with the name of that person set out legibly under the signature lines, b) an original signature has been placed on each of those signature lines, and c) I have no reason to believe that the signature placed on a signature line is not the signature of the person whose name is set out under that signature line. NOTICE OF ARTICLES Name of Company: GRANITE REIT INC./FPI GRANITE INC. REGISTERED OFFICE INFORMATION Mailing Address: Delivery Address: SUITE 2600, THREE BENTALL CENTRE SUITE 2600, THREE BENTALL CENTRE 595 BURRARD STREET, PO BOX 49314 595 BURRARD STREET, PO BOX 49314 VANCOUVER BC V?X 1 L3 VANCOUVER BC V?X 1L3 CANADA CANADA RECORDS OFFICE INFORMATION Mailing Address: Delivery Address: SUITE 2600, THREE BENTALL CENTRE SUITE 2600, THREE BENTALL CENTRE 595 BURRARD STREET, PO BOX 49314 595 BURRARD STREET, PO BOX 49314 VANCOUVER BC V?X 1L3 VANCOUVER BC V?X 1L3 CANADA CANADA BC0951528 Page: 2 of 3

DIRECTOR INFORMATION t Name, First Name, Middle Name: lu1dale, Jennifer Mailing Address: Delivery Address: 77 KING STREET WEST, SUITE 4010 77 KING STREET WEST, SUITE 4010 P.O. BOX 159, TORONTO-DOMINION CENTRE P.O. BOX 159, TORONTO-DOMINION CENTRE TORONTO ON M5K1H1 TORONTO ON M5K1H1 CANADA CANADA AUTHORIZED SHARE STRUCTURE 1. No Maximum Common Shares Without Par Value With Special Rights or Restrictions attached 2. No Maximum Non-Voting Shares Without Par Value With Special Rights or Restrictions attached BC0951528 Page: 3 of 3p

BRITISH COLUMBIA

Telephone: 250 356 – 8626

Ministry of Finance
Corporate and Personal
Property Registries
www.fin.gov.bc.ca/registries

INCORPORATION APPLICATION

FORM 1 – BC COMPANY

Section 10 *Business Corporations Act*

DO NOT MAIL THIS FORM to the Corporate and Personal Property Registries unless you are instructed to do so by registry staff. The Regulation under the *Business Corporations Act* requires the electronic version of this form to be filed on the Internet at www.corporateonline.gov.bc.ca

Freedom of Information and Protection of Privacy Act (FIPPA)
The personal information requested on this form is made available to the public under the authority of the *Business Corporations Act*. Questions about how the *FIPPA* applies to this personal information can be directed to the Administrative Assistant of the Corporate and Personal Property Registries at 250 356-1198, PO Box 9431 Stn Prov Govt, Victoria BC V8W 9V3.

A. NAME OF COMPANY – *Choose **one** of the following:*

☑ The name GRANITE REIT INC./FPI GRANITE INC. is the name reserved for the company to be incorporated. The name reservation number is 1026339

☐ The company is to be incorporated with a name created by adding "B.C. Ltd." after the incorporation number of the company.

B. INCORPORATION EFFECTIVE DATE – *Choose **one** of the following:*

☑ The incorporation is to take effect at the time that this application is filed with the registrar.

☐ The incorporation is to take effect at 12:01 a.m. Pacific Time on ________________ being a date that is not more than ten days after the date of the filing of this application.

☐ The incorporation is to take effect at _________ ☐ a.m. or ☐ p.m. Pacific Time on _________ being a date and time that is not more than ten days after the date of the filing of this application.

C. INCORPORATOR NAME(S) AND MAILING ADDRESS(ES)
If an incorporator is a corporation or firm, enter the full name of the corporation or firm. Attach an additional sheet if more space is required.

CORPORATION OR FIRM NAME OR LAST NAME / FIRST NAME / MIDDLE NAME	MAILING ADDRESS INCLUDING PROVINCE/STATE, COUNTRY AND POSTAL/ZIP CODE
Granite Real Estate Inc.	77 King Street West, Suite 4010 P.O. Box 159, Toronto-Dominion Centre Toronto, ON Canada M5K 1H1

D. COMPLETING PARTY – The completing party must be an individual, not a corporation or firm.

LAST NAME FIRST NAME MIDDLE NAME

Fitzpatrick, Jill

E. MAILING ADDRESS OF COMPLETING PARTY INCLUDING PROVINCE/STATE, COUNTRY AND POSTAL/ZIP CODE

Suite 2600, Three Bentall Centre, 595 Burrard Street, PO Box 49314, Vancouver, BC V7X 1L3

F. COMPLETING PARTY STATEMENT

FIRST NAME MIDDLE NAME LAST NAME

I, ,Jill Fitzpatrick

the completing party, have examined the Articles and Incorporation Agreement applicable to the company that is to be incorporated by the filing of this Incorporation Application and confirm that:

(a) the Articles and Incorporation Agreement both contain a signature line for each person identified as an incorporator in the Incorporation Application with the name of that person set out legibly under the signature line,

(b) an original signature has been placed on each of those signature lines, and

(c) I have no reason to believe that the signature placed on a signature line is not the signature of the person whose name is set out under that signature line.

NAME OF COMPLETING PARTY	SIGNATURE OF COMPLETING PARTY	DATE SIGNED YYYY / MM /DD
Jill Fitzpatrick, Paralegal	X J. Fitzpatrick	2012/09/28

Rev. 2005/3/2

FORM 1 – Leitch Systems Design Inc. – Approved July 4, 2005
Adapted and reprinted with permission of the Province of British Columbia – © 2004

Page 1

NOTICE OF ARTICLES

A. NAME OF COMPANY

Set out the name of the company as set out in Item A of the Incorporation Application.

GRANITE REIT INC./FPI GRANITE INC.

B. TRANSLATION OF COMPANY NAME

Set out every translation of the company name that the company intends to use outside of Canada

C. DIRECTOR NAME(S) AND ADDRESS(ES)

Set out the full name, delivery address and mailing address (if different) of every director of the company. The director may select to provide either (a) the delivery address and, if different, the mailing address for the office at which the individual can usually be served with records between 9:00 a.m. and 4 p.m. on business days or (b) the delivery address and, if different, the mailing address of the individual's residence. The delivery address must not be a post office box. Attach an additional sheet if more space is required.

LAST NAME	FIRST NAME	MIDDLE NAME	DELIVERY ADDRESS INCLUDING PROVINCE/STATE, COUNTRY AND POSTAL/ZIP CODE	MAILING ADDRESS INCLUDING PROVINCE/STATE, COUNTRY AND POSTAL/ZIP CODE
Tindale	Jennifer		77 King Street West, Suite 4010, P.O. Box 159, Toronto-Dominion Centre, Toronto, Ontario, Canada M5K 1H1	77 King Street West, Suite 4010, P.O. Box 159, Toronto-Dominion Centre, Toronto, Ontario, Canada M5K 1H1

D. REGISTERED OFFICE ADDRESSES

DELIVERY ADDRESS OF THE COMPANY'S REGISTERED OFFICE (INCLUDING BC and POSTAL CODE)

Suite 2600, Three Bentall Centre, 595 Burrard Street, PO Box 49314, Vancouver, BC V7X 1L3

MAILING ADDRESS OF THE COMPANY'S REGISTERED OFFICE (INCLUDING BC and POSTAL CODE)

Suite 2600, Three Bentall Centre, 595 Burrard Street, PO Box 49314, Vancouver, BC V7X 1L3

E. RECORDS OFFICE ADDRESSES

DELIVERY ADDRESS OF THE COMPANY'S RECORDS OFFICE (INCLUDING BC and POSTAL CODE)

Suite 2600, Three Bentall Centre, 595 Burrard Street, PO Box 49314, Vancouver, BC V7X 1L3

MAILING ADDRESS OF THE COMPANY'S RECORDS OFFICE (INCLUDING BC and POSTAL CODE)

Suite 2600, Three Bentall Centre, 595 Burrard Street, PO Box 49314, Vancouver, BC V7X 1L3

F. AUTHORIZED SHARE STRUCTURE

	Maximum number of shares of this class or series of shares that the company is authorized to issue, or indicate there is no maximum number	Kind of shares of this class or series of shares		Are there special rights or restrictions attached to the shares of this class or series of shares?
Identifying name of class or series of shares	MAXIMUM NUMBER OF SHARES AUTHORIZED OR "NO MAXIMUM NUMBER"	PAR VALUE OR WITHOUT PAR VALUE	TYPE OF CURRENCY	YES/NO
Common	no maximum number	without par value	n/a	Yes
Non-Voting	no maximum number	without par value	n/a	Yes

Rev. 2005/3/2
FORM 1 — Leitch Systems Design Inc. – Approved July 4, 2005
Adapted and reprinted with permission of the Province of British Columbia – © 2004

NOA Page 1

BRITISH COLUMBIA

Telephone: 250 356 – 8626

Ministry of Finance
Corporate and Personal
Property Registries
www.fin.gov.bc.ca/registries

INCORPORATION APPLICATION

FORM 1 – BC COMPANY

Section 10 *Business Corporations Act*

DO NOT MAIL THIS FORM to the Corporate and Personal Property Registries unless you are instructed to do so by registry staff. The Regulation under the *Business Corporations Act* requires the electronic version of this form to be filed on the Internet at www.corporateonline.gov.bc.ca

Freedom of Information and Protection of Privacy Act (FIPPA)
The personal information requested on this form is made available to the public under the authority of the *Business Corporations Act*. Questions about how the *FIPPA* applies to this personal information can be directed to the Administrative Assistant of the Corporate and Personal Property Registries at 250 356-1198, PO Box 9431 Stn Prov Govt, Victoria BC V8W 9V3.

A. NAME OF COMPANY – *Choose **one** of the following:*

☑ The name GRANITE REIT INC./FPI GRANITE INC. is the name reserved for the company to be incorporated. The name reservation number is 1026339

☐ The company is to be incorporated with a name created by adding "B.C. Ltd." after the incorporation number of the company.

B. INCORPORATION EFFECTIVE DATE – *Choose **one** of the following:*

☑ The incorporation is to take effect at the time that this application is filed with the registrar.

☐ The incorporation is to take effect at 12:01 a.m. Pacific Time on ________________ being a date that is not more than ten days after the date of the filing of this application.

☐ The incorporation is to take effect at _________ ☐ a.m. or ☐ p.m. Pacific Time on _________ being a date and time that is not more than ten days after the date of the filing of this application.

C. INCORPORATOR NAME(S) AND MAILING ADDRESS(ES)

If an incorporator is a corporation or firm, enter the full name of the corporation or firm. Attach an additional sheet if more space is required.

CORPORATION OR FIRM NAME OR LAST NAME	FIRST NAME	MIDDLE NAME	MAILING ADDRESS INCLUDING PROVINCE/STATE, COUNTRY AND POSTAL/ZIP CODE
Granite Real Estate Inc.			77 King Street West, Suite 4010 P.O. Box 159, Toronto-Dominion Centre Toronto, ON Canada M5K 1H1

D. COMPLETING PARTY – The completing party must be an individual, not a corporation or firm.

LAST NAME	FIRST NAME	MIDDLE NAME

E. MAILING ADDRESS OF COMPLETING PARTY INCLUDING PROVINCE/STATE, COUNTRY AND POSTAL/ZIP CODE

77 King Street West, Suite 4010, P.O. Box 159, Toronto-Dominion Centre, Toronto, Ontario M5K 1H1

F. COMPLETING PARTY STATEMENT

	FIRST NAME	MIDDLE NAME	LAST NAME
I,	Jennifer		Tindale

the completing party, have examined the Articles and Incorporation Agreement applicable to the company that is to be incorporated by the filing of this Incorporation Application and confirm that:

(a) the Articles and Incorporation Agreement both contain a signature line for each person identified as an incorporator in the Incorporation Application with the name of that person set out legibly under the signature line,

(b) an original signature has been placed on each of those signature lines, and

(c) I have no reason to believe that the signature placed on a signature line is not the signature of the person whose name is set out under that signature line.

NAME OF COMPLETING PARTY	SIGNATURE OF COMPLETING PARTY	DATE SIGNED YYYY / MM /DD
Jennifer Tindale	X [signature]	2012/09/28

Rev. 2005/3/2
FORM 1 – Leitch Systems Design Inc. – Approved July 4, 2005
Adapted and reprinted with permission of the Province of British Columbia – © 2004
Page 1

NOTICE OF ARTICLES

A. NAME OF COMPANY

Set out the name of the company as set out in Item A of the Incorporation Application.

GRANITE REIT INC./FPI GRANITE INC.

B. TRANSLATION OF COMPANY NAME

Set out every translation of the company name that the company intends to use outside of Canada

C. DIRECTOR NAME(S) AND ADDRESS(ES)

Set out the full name, delivery address and mailing address (if different) of every director of the company. The director may select to provide either (a) the delivery address and, if different, the mailing address for the office at which the individual can usually be served with records between 9:00 a.m. and 4 p.m. on business days or (b) the delivery address and, if different, the mailing address of the individual's residence. The delivery address must not be a post office box. Attach an additional sheet if more space is required.

LAST NAME	FIRST NAME	MIDDLE NAME	DELIVERY ADDRESS INCLUDING PROVINCE/STATE, COUNTRY AND POSTAL/ZIP CODE	MAILING ADDRESS INCLUDING PROVINCE/STATE, COUNTRY AND POSTAL/ZIP CODE
Tindale	Jennifer		77 King Street West, Suite 4010, P.O. Box 159, Toronto-Dominion Centre, Toronto, Ontario, Canada M5K 1H1	77 King Street West, Suite 4010, P.O. Box 159, Toronto-Dominion Centre, Toronto, Ontario, Canada M5K 1H1

D. REGISTERED OFFICE ADDRESSES

DELIVERY ADDRESS OF THE COMPANY'S REGISTERED OFFICE (INCLUDING BC and POSTAL CODE)

Suite 2600, Three Bentall Centre, 595 Burrard Street, PO Box 49314, Vancouver, BC V7X 1L3

MAILING ADDRESS OF THE COMPANY'S REGISTERED OFFICE (INCLUDING BC and POSTAL CODE)

Suite 2600, Three Bentall Centre, 595 Burrard Street, PO Box 49314, Vancouver, BC V7X 1L3

E. RECORDS OFFICE ADDRESSES

DELIVERY ADDRESS OF THE COMPANY'S RECORDS OFFICE (INCLUDING BC and POSTAL CODE)

Suite 2600, Three Bentall Centre, 595 Burrard Street, PO Box 49314, Vancouver, BC V7X 1L3

MAILING ADDRESS OF THE COMPANY'S RECORDS OFFICE (INCLUDING BC and POSTAL CODE)

Suite 2600, Three Bentall Centre, 595 Burrard Street, PO Box 49314, Vancouver, BC V7X 1L3

F. AUTHORIZED SHARE STRUCTURE

Identifying name of class or series of shares	Maximum number of shares of this class or series of shares that the company is authorized to issue, or indicate there is no maximum number	Kind of shares of this class or series of shares		Are there special rights or restrictions attached to the shares of this class or series of shares?
	MAXIMUM NUMBER OF SHARES AUTHORIZED OR "NO MAXIMUM NUMBER"	PAR VALUE OR WITHOUT PAR VALUE	TYPE OF CURRENCY	YES/NO
Common	no maximum number	without par value	n/a	Yes
Non-Voting	no maximum number	without par value	n/a	Yes

Rev. 2005/3/2

FORM 1 — Leitch Systems Design Inc. – Approved July 4, 2005

Adapted and reprinted with permission of the Province of British Columbia – © 2004

NOA Page 1